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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                         Securities Exchange Act of 1934


                          ----------------------------



                Date of Report (Date of earliest event reported):

                               September 15, 1997


                        AMERICA WEST HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)



            Delaware                                  1-12649                                      86-0847214
  (State or other jurisdiction                  (Commission File No.)                           (I.R.S. Employer
        of incorporation)                                                                      Identification No.)



                               51 W. Third Street
                              Tempe, Arizona 85281
               (Address of principal executive offices) (Zip Code)


                                                  (602) 693-0800
              (Registrant's telephone number, including area code)


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Item 5.         OTHER EVENTS

         The press release issued on September 15, 1997 by America West Holdings Corporation is filed as Exhibit 99.1 to this Current Report on Form 8-K and the contents of such Exhibit are incorporated herein by reference.

Item 7.  Exhibits

         Exhibit 99.1 -- Press Release dated September 15, 1997.











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SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         AMERICA WEST HOLDINGS CORPORATION


                                         By:  /s/ Stephen L. Johnson
                                                 Stephen L. Johnson
                                                 Senior Vice President
                                                   --Legal Affairs


Date: September 19, 1997




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                                                                 Exhibit 99.1

                  [LOGO]
AMERICA WEST HOLDINGS CORPORATION                               news RELEASE

                                              Contact:         Patty Nowack
                                                               Phoenix, AZ (PDT)
                                                               602/693-5729

FOR IMMEDIATE RELEASE: Monday, Sept. 15, 1997

                   AMERICA WEST HOLDINGS CORPORATION ANNOUNCES
                              AIRBUS AIRCRAFT ORDER

         PHOENIX (NYSE:AWA) - America West Holdings Corporation announced today a restructuring and expansion of the arrangements between its subsidiary, America West Airlines, Inc., and Airbus Industrie, pursuant to which the Airline will purchase 22 Airbus A319-100 aircraft and 12 Airbus A320-200 aircraft. The announcement follows 18 months of negotiations between America West and Airbus and concludes definitive arrangements which were announced preliminarily in September of last year. The list price value of the firm order aircraft is $1.4 billion, before purchase price discounts which were not disclosed.
         The restructured arrangements provide improvements in pricing and, subject to the conclusion of satisfactory arrangements with an engine manufacturer, financing assistance on between 12 and 16 aircraft and "backstop" financing in connection with the remainder of the firmly ordered aircraft.
         "This order represents a major milestone for America West and replaces the agreements made prior to and during the Airline's bankruptcy with an order providing significantly improved commercial terms," said W.A. Franke, America West Holdings chairman and chief executive officer. "The new arrangements also provide enhanced fleet management flexibility and will permit the Airline to grow, replace aircraft and continue to provide our customers with a young, modern fleet.



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In addition,  the  commonality  of the aircraft  with our existing  Airbus fleet ensures that the A319 can be flown and maintained by the Airline's A320 pilots and mechanics," said Franke.
         "Keeping our airline customers sold is a top priority at Airbus," said Jean Pierson, managing director of Airbus Industrie. "It is rewarding that America West has once again chosen to drive its future fleet plan with the A320 family, and in particular, with the A319. We look forward to a long and mutually beneficial partnership with Bill Franke and his team."
         The firm portion of the order is structured as a commitment for 22 A319s and 24 A320s, 12 of which are subject to reconfirmation. The firm order aircraft will be delivered to America West in 1998 through 2001. America West currently operates a fleet of 26 A320 aircraft. The A319, the smaller of the A320 family of aircraft, will be new to the America West fleet and is expected to be configured with 124 to 128 seats in two classes. The order includes options to purchase an additional 40 A320 family aircraft during 2001- 2005 and certain rights to convert firmly ordered A319s and A320s to larger A321 aircraft.
         America West Holdings Corporation is an aviation and travel services company with annual sales of more than $1.7 billion. Wholly owned subsidiary America West Airlines is the nation's ninth largest airline serving more than 90 destinations in the U.S., Canada and Mexico.

                                      -AWA-